Exhibit 99.2
Goodrich Corporation Fourth Quarter and Full Year 2005 Results February 2, 2006

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, and the Lockheed Martin F-35 JSF and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's February 2, 2006 Fourth Quarter and Full Year 2005 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Overview

Fourth Quarter 2005 Financial Highlights Fourth quarter 2005 results, compared to fourth quarter 2004 Sales grew 11 percent, with double-digit increases for all reportable segments and for the commercial original equipment and aftermarket channels Net income per diluted share grew 87 percent 2006 outlook ranges for sales, net income per diluted share and cash flow unchanged Sales expected to be at higher end of range of $5.6 - $5.7 billion, net income per diluted share outlook unchanged at $2.20 - $2.40 Other items Fourth quarter 2005 cash flow from operations higher than previous company outlook $100 million voluntary U.S. pension plan contribution during fourth quarter 2005

Fourth Quarter 2005 Operational Highlights Airframe Systems Segment Airframe Systems segment operational performance improved compared to third quarter 2005 Landing Gear shipping to Boeing requirements on 737 and 777 Landing Gear reduced premium freight and warranty costs A380 actuation system motor drive electronics redesign essentially complete Redesigned units being delivered to Airbus Expect redesigned unit to fly on test aircraft during first quarter 2006 Segment margin improved by 110 basis points

Quarterly Sales Trends Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 GR 1091 1092 1061 1122 1157 1128 1162 1254 1275 1353 1371 1398 Sales ($ in Millions) Solid sales growth continues 13% annualized growth since 3Q 2003 sales trough

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 4th Qtr 2005 4th Qtr 2004 Change Sales $1,398 $1,254 11% Segment operating income $156 $115 37% - % of Sales 11.2% 9.1% +2.1% Income - Continuing Operations - Net Income $64 $70 $36 $37 80% 90% Diluted EPS - Continuing Operations - Net Income $0.51 $0.56 $0.29 $0.30 76% 87% Fourth Quarter 2005 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) Full Year 2005 Full year 2004 Change Sales $5,397 $4,700 15% Segment operating income $622 $490 27% - % of Sales 11.5% 10.4% +1.1% Income - Continuing Operations - Net Income $244 $264 $154 $172 58% 53% Diluted EPS - Continuing Operations - Net Income $1.97 $2.13 $1.28 $1.43 54% 49% Full Year 2005 - Financial Summary

Fourth Quarter 2005 Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS Fourth Quarter 2004 - Income from Continuing Operations $1,254 $36 $0.29 Increased overall volume, efficiency, mix, other $169 $43 $0.33 Restructuring and consolidation charges ($3) ($0.02) Increased new program development expenditures (R&D, Bid and Proposal, other) $2 $0.01 Income tax benefit in 4Q 2004, not repeated in 4Q 2005 ($31) ($0.24) Foreign exchange sales and income impacts ($25) ($6) ($0.05) Premiums and costs associated with the early retirement of long term debt $8 $0.06 Partial settlement with Northrop Grumman $15 $0.13 Fourth Quarter 2005 - Income from Continuing Operations $1,398 $64 $0.51

Fourth Quarter 2005 Year-over-Year Segment Results Airframe Systems Segment 4th Quarter 2005 4th Quarter 2004 Change Change Dollars in Millions 4th Quarter 2005 4th Quarter 2004 $ % Sales $472 $424 $48 11% Segment OI $21 $16 $5 32% % Sales 4.5% 3.8% N/A +0.7% Included above: Restructuring and Consolidation Charges -- ($2) $2 N/A Major Variances: Sales increased primarily due to: Higher landing gear commercial and military original equipment sales volume, and Higher sales of airframe heavy maintenance services. The improvement in segment operating income was primarily due to: Higher sales volume as described above, and Non-recurrence of the $9.2 million loss related to the partial settlement with Northrop Grumman on claims related to the Aeronautical Systems acquisition, which was recorded in the fourth quarter 2004. The increase in Airframe Systems segment operating income was partially offset by: Higher operating costs, primarily in our aircraft wheels and brakes business and our landing gear business, and Unfavorable foreign currency translation on non-U.S. Dollar denominated net costs in our actuation systems and landing gear businesses.

Fourth Quarter 2005 Year-over-Year Segment Results Engine Systems Segment Major Variances: Sales increased primarily due to: Higher demand for aerostructures original equipment engine products for large and regional commercial aircraft platforms, commercial aircraft spare parts and maintenance, repair and overhaul (MRO) products and services, Higher sales volume of turbine fuel engine components and turbomachinery products for U.S. military and commercial regional aircraft applications and in the power generation market, Higher sales volume of engine control systems for military, regional, and large commercial aircraft applications, and Higher revenues from military customers for aftermarket support from our customer services business. These factors were partially offset by the impact on sales of unfavorable foreign currency translation on non-U.S. Dollar denominated net costs in our engine controls business. Segment operating income was higher due primarily to: Higher sales volume as described above, Non-recurrence of the $10.6 million loss associated with the partial settlement with Northrop Grumman on claims related to the Aeronautical Systems acquisition, which was recorded in the fourth quarter 2004, Non-recurrence of the $6.8 million charge related to the early conclusion of production of the Boeing 717 aircraft, and Improved margins due to higher aftermarket sales, primarily for aerostructures products. The increase in Engine Systems segment operating income was partially offset by: A charge of $7.3 million related to the termination of the contract for the Boeing 737NG spoiler program, and Charges associated with two small restructuring programs in the customer services and engine controls businesses, totaling $3.7 million higher than the fourth quarter 2004. 4th Quarter 2005 4th Quarter 2004 Change Change Dollars in Millions 4th Quarter 2005 4th Quarter 2004 $ % Sales $576 $517 $59 11% Segment OI $96 $56 $40 72% % Sales 16.7% 10.8% N/A +5.9% Included above: Restructuring and Consolidation Charges ($5) ($1) $(4) N/A

Fourth Quarter 2005 Year-over-Year Segment Results Electronic Systems Segment Major Variances: Sales increased primarily due to: Higher sales volume of military original equipment products in our optical and space systems, fuel and utility systems and power systems businesses, Higher sales volume of products not directly related to commercial airplanes or military markets in our aircraft interior products, fuel and utility systems, optical and space systems and sensors systems businesses, Higher sales volume of commercial aftermarket products and services in the aircraft interior products, fuel and utility systems, and sensors businesses, and Higher sales volume of regional and business jet aircraft original equipment products in the de-icing and specialty systems business. The increased sales volume described above favorably affected segment operating income. The increase in volume-related segment operating income was offset by: Unfavorable sales mix shift from aftermarket towards original equipment sales in military and other non- commercial airplane markets, An environmental reserve for future remediation activities, and Higher restructuring expense in our lighting systems business. 4th Quarter 2005 4th Quarter 2004 Change Change Dollars in Millions 4th Quarter 2005 4th Quarter 2004 $ % Sales $349 $313 $36 11% Segment OI $39 $43 ($4) (9%) % Sales 11.1% 13.6% N/A -2.5% Included above: Restructuring and Consolidation Charges ($5) ($2) ($3) N/A

Summary Cash Flow Information Item (Dollars in Millions) 4th Qtr 2005 4th Qtr 2004 Net income from continuing operations $64 $36 Cash outflow for facility closures and headcount reductions ($6) ($5) Depreciation and Amortization $56 $57 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P $73 $73 Other current assets, other non-current assets and liabilities, deferred income taxes and taxes payable Pension contributions Partial settlement with Northrop Grumman All other items ($105) -- $14 ($78) $89 $2 Accrued expenses, other $54 $-- Cash Flow from Operations $150 $174 Capital Expenditures ($112) ($70)

Sequential Quarter Financial Results

(Dollars in Millions, excluding EPS) 4th Qtr 2005 3rd Qtr 2005 Change Sales $1,398 $1,371 2% Segment operating income $156 $157 (1%) - % of Sales 11.2% 11.5% -- Income - Continuing Operations - Net Income $64 $70 $61 $61 5% 14% Diluted EPS - Continuing Operations - Net Income $0.51 $0.56 $0.49 $0.49 4% 14% Fourth Quarter 2005 - Financial Summary Sequential Performance

Fourth Quarter 2005 Sequential Period Segment Results Airframe Systems Segment 4th Quarter 2005 3rd Quarter 2005 Change Change Dollars in Millions 4th Quarter 2005 3rd Quarter 2005 $ % Sales $472 $475 ($3) (1%) Segment OI $21 $16 $5 32% % Sales 4.5% 3.4% N/A +1.1% Included above: Restructuring and Consolidation Charges -- ($3) $3 N/A Major Variances: Sales decreased primarily due to: Lower sales volume of commercial and military aircraft wheels and brakes, Lower sales volume in our engineered polymer products business, Lower sales volume of landing gear driven in part by a reschedule of sales related to a strike at a customer's facilities, and Seasonally lower airframe heavy maintenance services to freight carriers. Partially offsetting these declines was higher actuation systems sales volume. Segment operating income was higher primarily due to: Lower operating cost primarily in the aircraft wheels and brakes business and in the landing gear business, and Lower restructuring costs. The increase in Airframe Systems segment operating income was partially offset by unfavorable foreign currency translation on non-U.S. Dollar denominated net costs in our actuation systems and landing gear businesses.

Fourth Quarter 2005 Sequential Period Segment Results Engine Systems Segment Major Variances: Sales increased primarily due to: Higher demand for aerostructures OE engine products for large and regional commercial aircraft platforms, commercial aircraft spare parts and maintenance, repair and overhaul (MRO) products and services, and Higher sales volume of engine control units for military, regional, and large commercial aircraft applications. The sales increases were partially offset by lower revenues from military customers for aftermarket support from our customer services business and lower large commercial aircraft OE sales in our cargo business. Segment operating income decreased primarily to: Unfavorable cumulative catch-up charges of $14.6 million for the fourth quarter 2005, compared to favorable cumulative catch-up charges of $0.7 million in the third quarter 2005, A charge of $7.3 million related to the termination of the contract for the Boeing 737NG spoiler program, Charges associated with two smaller restructurings occurring within the customer services and engine components businesses, amounting to $4.3 million incremental increase over the prior quarter. The decrease in Engine Systems segment operating income was partially offset by: Higher sales volume as described above, Improved sales mix, which included higher aftermarket sales, primarily for aerostructures products, and Decreased research and development costs for new programs that have already been awarded. 4th Quarter 2005 3rd Quarter 2005 Change Change Dollars in Millions 4th Quarter 2005 3rd Quarter 2005 $ % Sales $576 $567 $9 2% Segment OI $96 $104 ($8) (8%) % Sales 16.7% 18.4% N/A -1.7% Included above: Restructuring and Consolidation Charges ($5) ($1) ($4) N/A

Fourth Quarter 2005 Sequential Period Segment Results Electronic Systems Segment Major Variances: Sales increased primarily due to: Higher sales volume of commercial OE products for the aircraft interior products, fuel and utility systems, lighting and power systems businesses; and Higher sales volume of military OE and aftermarket sales in optical and space systems, sensors, power systems and fuel and utility systems businesses. Segment operating income increased primarily due to: Increased volume from sales described above, which were partially offset by: Unfavorable sales mix shift from aftermarket towards proportionately more OE sales in military and other non-commercial airplane markets, An environmental reserve for future remediation activities, and Higher restructuring expense in our lighting systems business. Decreased research and development costs for new programs that have already been awarded. 4th Quarter 2005 3rd Quarter 2005 Change Change Dollars in Millions 4th Quarter 2005 3rd Quarter 2005 $ % Sales $349 $328 $21 6% Segment OI $39 $37 $2 4% % Sales 11.1% 11.3% N/A -0.2% Included above: Restructuring and Consolidation Charges ($5) -- ($5) N/A

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 8 16 6 25 7 4 28 6 Full Year 2005 Sales by Market Channel Total Sales $5,397M Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 8% Airbus Commercial OE 16% Military & Space, OE & Aftermarket 28% Other 6% Heavy A/C Maint. 4% OE AM Balanced business mix - three major market channels, each with strong growth Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 36% Total Commercial OE 30% Total Military and Space 28%

Sales by Market Channel Fourth Quarter 2005 Change Analysis Market Channel Primary Market Drivers Actual GR Change Comparisons Actual GR Change Comparisons Actual GR Change Comparisons Market Channel Primary Market Drivers 4Q 2005 vs. 4Q 2004 4Q 2005 vs. 3Q 2005 Full Year 2005 vs. Full Year 2004 Boeing and Airbus - OE Production Aircraft Deliveries 18% 6% 19% Regional, Business & General Aviation - OE Aircraft Deliveries 26% 12% 21% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 15% -- 15% Military and Space - OE and Aftermarket US, UK Defense Budgets (1%) (1%) 8% Heavy Airframe Maintenance Aircraft aging, Parked Fleet 26% (3%) 33% Other IGT, Other 11% 4% 17% Goodrich Total Sales 11% 2% 15%

2006 Outlook

2006 Sales Expectations By Market Channel Goodrich 2005 Sales Mix Market 2006 Market Growth 2006 Goodrich Growth Market expectations - 2007 and beyond 8% 16% 24% Boeing OE Del. Airbus OE Del. Total (GR Weight) 36% 10% 19% 10-15% (Due to delivery lead times) Strong growth in 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 6% Regional/Bus/GA OE (Weighted) 0-5% ~5% CF34-10 Engine Nacelles and tail cone support continued growth through the cycle 32% Aftermarket (Commercial/ Regional/Bus/GA) ~5% 6-7% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 28% Military and Space OE and Aftermarket Approx. Flat Flat to slightly down OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 4% Heavy Maintenance 5% Flat Goodrich operating at capacity, low growth with improving profitability 6% Other ~5% 100% Total ~7% ~6%

2006 Outlook P&L Summary ($M) Full Year 2005 Estimate 2006 B/(W) Sales $5.4B $5.6-5.7B ~6% Segment Income $622 $700-720 +13 - 16% Margin % 11.5% ~12.5% +~1 point Effective Tax Rate (%) 33% ~33% Income-Cont. Ops. $244 $275-300 +13 - 23% EPS (Diluted) - Continuing Operations $1.97 $2.20-2.40 +12-22% - Reported $2.13 $2.20-2.40 +3 - 13% Diluted Shares 124M ~125M Expect strong sales, margin and earnings growth

2006 Earnings Outlook Quarterly expectations Q1 weakest quarter operationally with higher than average restructuring costs Stock-based compensation costs ($13M) in Q1 FX costs lower in first half of 2006 ($7M) pretax in first half, ($20M) pretax in second half Outlook does not include Final resolution of Rohr and Coltec tax cases - expected early/mid 2006, and the resolution of the IRS examination cycle for the company's tax years through 1999 Resolution of remaining A380 contractual disputes with Northrop Impact of acquisitions or divestitures

2006 Outlook Continued robust growth in most market channels Margin expansion continues ~+100 basis points to ~12.5% On track to achieve mid-teens segment margin by 2009-2010 EPS growth constrained by headwinds in pension, FX and stock-based compensation of ~$0.31 Actions taken to mitigate headwinds $100M voluntary contribution to the U.S. pension plan completed in December 2005 Closed defined benefit pension plan for new hires

2006 Outlook Summary Approximately 6% sales growth ~100 basis point segment margin expansion Operational excellence and volume leverage 12% to 22% growth in EPS from continuing operations Cash flow from operations minus capital expenditures of 50-75% of net income reflects new program success New program investments (A380, Boeing 787, A350) Capital for cost reduction, capacity, landing gear OE rate increases Balancing short-term earnings improvement & long-term value creation

Goodrich - 2006 and Beyond

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Military Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich Strategic Imperatives Focus on execution

Great market positions Good top line growth Substantial margin improvement opportunity Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations

Sustainable Growth Beyond the Peak of the Cycle Original Equipment Production High Airbus content - on high growth platforms Four new aircraft introductions between now and 2010 will help support higher production/delivery levels later 2006 - A380; 2008 - 787; 2009 - 747-8; 2010 - A350 Higher Goodrich content on new aircraft than on aircraft being replaced Single Aisle Small Twin Aisle Large Twin Aisle Very Large Twin Aisle Current Model 1.2 1.7 2 5.7 New Models N/A 3.9 N/A 7 Average Content per Aircraft ($M) B737, A320 B767, A330 B787, A350 B777, A340 B747 A380 Higher content per aircraft should dampen the effect from the next commercial down cycle

Sustainable Growth Beyond the Peak of the Cycle Commercial Aftermarket Significantly larger fleet should fuel aftermarket strength Excellent balance between Boeing and Airbus Airbus and regional jet fleet is getting older, more mature - increased aftermarket support More long-term agreements More opportunity for airline outsourcing Military and space market Balance and focus on high growth areas War on terror drives sustained spending

2004 2005 2006 2007 2008 2009 Airframe 0.055 0.042 0.053 0.069 0.084 0.1 Electronics 0.119 0.114 0.134 Engines 0.137 0.176 0.178 0.184 0.189 0.195 Longer Term Margin Growth Expectations Segment OI/Sales Margins AIRFRAME SYSTEMS ELECTRONIC SYSTEMS ENGINE SYSTEMS Expect total Company margins to be ~15% by 2009

Margin Expansion Outlook 2004 2005 2006 2007 2008 2009 Airframe Electronics Engines Co 0.104 0.115 0.126 OI/Sales Margins Total Company Objective Expect Airframe Systems margin improvement Sustained, high Engine Systems margins Mid-teens Electronics Systems margins Drivers Volume leverage R&D costs on new programs mitigate Pension, FX and stock- based compensation headwinds mitigate or reverse Substantial margin upside potential

The Value Proposition for Goodrich 2006 - 2010 Expectations Great market positions Good top line growth expected over the next several years Substantial margin improvement opportunity High margin aftermarket growth and OE volume leverage Development program costs mitigate Expect that Airframe margins will bottom out in 2005 Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle Expect continued growth in aftermarket - faster than ASMs Goodrich should see "cycle on top of cycle" for OE production A380, Boeing 787, A350 all have high Goodrich content Key for 2006: Entire organization focused on margin improvement - with a sense of urgency